Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-3 No. 333-270760) of Assembly Biosciences, Inc.,
(2)
Registration Statement (Form S-8 No. 333-173613) pertaining to the Ventrus Biosciences, Inc. 2007 Stock Incentive Plan and the Ventrus Biosciences, Inc. 2010 Equity Incentive Plan,
(3)
Registration Statement (Form S-8 No. 333-182167) pertaining to the Ventrus Biosciences, Inc. 2010 Equity Incentive Plan,
(4)
Registration Statement (Form S-8 No. 333-198803) pertaining to the Assembly Biosciences, Inc. 2014 Stock Incentive Plan,
(5)
Registration Statement (Form S-8 No. 333-213019) pertaining to the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan,
(6)
Registration Statement (Form S-8 No. 333-216902) pertaining to certain Non-Qualified Stock Option Agreements dated May 16, 2014,
(7)
Registration Statement (Form S-8 No. 333-219919) pertaining to the Assembly Biosciences, Inc. 2017 Inducement Award Plan,
(8)
Registration Statement (Form S-8 No. 333-226703) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. 2018 Employee Stock Purchase Plan,
(9)
Registration Statement (Form S-8 No. 333-233030) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan,
(10)
Registration Statement (Form S-8 No. 333-234580) pertaining to the Assembly Biosciences, Inc. 2019 Inducement Award Plan and the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan,
(11)
Registration Statement (Form S-8 No. 333-248476) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. 2020 Inducement Award Plan,
(12)
Registration Statement (Form S-8 No. 333-258516) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. Amended and Restated 2018 Employee Stock Purchase Plan,
(13)
Registration Statement (Form S-8 No. 333-266711) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan,
(14)
Registration Statement (Form S-8 No. 333-273836) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan, and
(15)
Registration Statement (Form S-8 No. 333-281388) pertaining to the Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. Second Amended and Restated 2018 Employee Stock Purchase Plan:

of our report dated March 20, 2025, with respect to the consolidated financial statements of Assembly Biosciences, Inc. included in this Annual Report (Form 10-K) of Assembly Biosciences, Inc. for the year ended December 31, 2024.

/s/ Ernst & Young LLP

San Jose, California
March 20, 2025